EXHIBIT 99.1

LETTER OF TRANSMITTAL
FOR
TENDER OF OUTSTANDING 7.875 % SENIOR NOTES DUE 2019,
IN EXCHANGE FOR
NEWLY ISSUED 7.875% SENIOR NOTES DUE 2019, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

JAMES RIVER COAL COMPANY

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                   , 2011 UNLESS EXTENDED (THE “EXPIRATION DATE”).  ORIGINAL NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME UP TO THE DAY BEFORE THE EXPIRATION DATE.

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Deliver Completed Letter of Transmittal To The Exchange Agent:  U.S. Bank National Association

By Hand/Overnight Courier/Mail:	By Facsimile:
U.S. Bank National Association Attention: Specialized Finance	(651) 495-8158
60 Livingston Avenue	(For Eligible Institutions Only)
Mail Station EP-MN-W52N	Confirm by Telephone: (800) 934-6802
St. Paul, MN 55107-2292

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

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The undersigned hereby acknowledges receipt of the Prospectus dated  , 2011 (the “Prospectus”) of James River Coal Company (the “Company”) and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”) to exchange its newly issued 7.875 % Senior Notes due 2019 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its outstanding 7.875% Senior Notes due 2019 (the “Original Notes”).  Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

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The Company reserves the right, at any time and from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended.  If the Company extends the exchange offer, it will issue a press release or other public announcement of the extension as soon as reasonably practicable, but in any event no later than 9:00 a.m., Eastern time, on the next business day after the previously scheduled expiration date.

This Letter of Transmittal is to be used by a Holder of Original Notes if original Original Notes are to be forwarded herewith.  If tender of Original Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) through DTC Automated Tender Offer Program (“ATOP”), an Agent’s Message (as defined below) will be used rather than this Letter of Transmittal.  Holders of Original Notes who do not have immediate access to their Original Notes, or who are unable to deliver their Original Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures”.  See Instruction 2.  Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The term “Holder” with respect to the Exchange Offer means any person in whose name Original Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder.  The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.  Holders who wish to tender their Original Notes must complete this Letter of Transmittal in its entirety.

The undersigned has checked the appropriate boxes on page 3 and signed this Letter of Transmittal on page 6 to indicate the action the undersigned desires to take with respect to the Exchange Offer.

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PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THE FOLLOWING PAGE AND CHECKING ANY BOX BELOW.

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THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED.  QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

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List below the Original Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF ORIGINAL NOTES TENDERED
Name(s) and Address(es) of Registered Holder(s)	Aggregate Principal Amount*	Certificate Numbers**

Attach separate schedule if necessary

*   Unless otherwise indicated, any tendering Holder of Original Notes will be deemed to have tendered the entire aggregate principal amount represented by such Original Notes.  All tenders must be in integral multiples of $1,000, and the minimum amount that may be tendered is $2,000.

** Need not be completed by book-entry Holders.

[   ]           CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

[ ]
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:
Account Number:
Transaction Code Number:

[ ]	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Original Notes:______________________________________
Date of Execution of Notice of Guaranteed Delivery:________________________________________
Window Ticket Number (if available): ___________________________________________________
Name of Eligible Institution that Guaranteed Delivery:_______________________________________
Account Number (if delivered by book-entry transfer):_______________________________________

[ ]	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:_________________________________________
Address:_______________________________________
_______________________________________
Number of Copies:_______________________________

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes.  If the undersigned is a broker-dealer holding Original Notes acquired for its own account as a result of market-making activities or other trading activities, the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Original Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

SIGNATURES MUST BE PROVIDED ON PAGE 6 BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Original Notes indicated above.  Subject to and effective upon the acceptance for exchange of the principal amount of Original Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Original Notes tendered for exchange hereby.  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes with full power of substitution to (i) deliver such Original Notes, or transfer ownership of such Original Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Original Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer.  The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Original Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “Commission”), that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders’ business and such Holders are not engaging in and do not intend to engage in a distribution of the Exchange Notes and have no arrangement or understanding with any person to participate in a distribution of such Exchange Notes.  The undersigned hereby further represent(s) to the Company that (i) any Exchange Notes acquired in exchange for Original Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned is such person, (ii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the Exchange Notes to be received in the Exchange Offer, (iii) the undersigned is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act, which defines “affiliate” as a person that, directly or indirectly, controls or is controlled by, or is under common control with, a specified person, and (iv) the undersigned, if it is not a broker dealer, is not engaged in and does not intend to engage in a distribution of the Exchange Notes.

If the undersigned or the person receiving the Exchange Notes is a broker-dealer that is receiving Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an “underwriter” within the meaning of the Securities Act.  The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

If the undersigned or the person receiving the Exchange Notes is an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that the Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby, including the transfer of such Original Notes on the account books maintained by DTC.

For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Original Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent.  Any tendered Original Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned acknowledges that the Company’s acceptance of properly tendered Original Notes pursuant to the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under “Special Issuance Instructions”, please issue the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned.  Similarly, unless otherwise indicated under “Special Delivery Instructions”, please mail or deliver the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any Original Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s).  In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Exchange Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and return any Original Notes not tendered or not exchanged to, the person(s) so indicated.  The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Original Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered for exchange.

[SIGNATURE ON FOLLOWING PAGE]

SIGN HERE

(Also Complete Substitute Form W-9)

....

....

Signature(s) of Owner(s)
(See Guarantee Requirement Below)

Date:......................

(Must be signed by the registered Holder(s) exactly as name(s) appear(s) on Original Notes or on a security position listing or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Original Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signing is by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.)

Name(s)..

....

(Please Print)

Capacity (full title) ....

Address..

....

(Print Address, Including Zip Code)

Area Code and Telephone Number...

Tax Identification or Social Security No. ....

(Complete Substitute Form W-9)

SPECIAL INSTRUCTIONS
(SEE INSTRUCTIONS 5 AND 6)

Box A: SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY (i) if Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than that indicated with respect to the entries above for "Name of Tendering Institution" and "Account Number" below the table entitled "Description of Original Notes Tendered".

Issue Exchange Notes and/or Original Notes to:

Name: ....

(Print Name)

Address: ....

....

(Print Address, Including Zip Code)

....

(Tax Identification or Social Security Number)

(Attach Separate Signed Schedule if Necessary)

Box B: SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

Mail to:

Name: ....

(Print Name)

Address: ....

....

(Print Address, Including Zip Code)

☐ Check ONLY if the address above is a new permanent address.

(Attach Separate Signed Schedule if Necessary)

[  ]           Credit unexchanged Original Notes delivered by book-entry transfer to DTC set forth below:

________________________________________________
(DTC Account Number, if applicable)

TO BE COMPLETED BY TENDERING HOLDERS THAT ARE U.S. PERSONS (INCLUDING U.S. RESIDENT ALIENS)

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments payable to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature:___________________________________                                                                                                Date:___________________

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended (the “Code”). “IRS” is the Internal Revenue Service.

For this type of account:	Give the Name and TIN of--	For this type of account:		Give the Name and TIN of--
1.An individual’s account	The individual	8.	Corporate account or LLC electing corporate status on Form 8832	The corporation
2.Two or more individuals	The actual owner of the account or, if combined funds, the first individual on the account(1)	9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
3.Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	10.	Partnership account or multi-member LLC	The partnership
4.a. The usual revocable savings trust account (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under State law	The grantor-trustee(1) The actual owner(1)	11.	A broker or registered nominee	The broker or nominee
5.Sole proprietorship account or disregarded entity owned by an individual	The owner(3)	12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity
6.A valid trust, estate, or pension trust	The legal entity(4)	13.	Disregarded entity not owned by an individual	The owner
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (See Regulation section 1.6714(b)(2)(i)(A))	The grantor*	14.	Grantor trust filing under Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (See Regulation section 1.6714(b)(2)(i)(B))	The trust

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

2.	Circle the minor’s name and furnish the minor’s social security number.

3.
You must show your individual name.  You may also enter your business name on the second name line.  You may use either your Social Security Number or your Employer Identification Number (if you have one) but the IRS encourages you to use your Social Security Number.

4.
List first and circle the name of the legal trust, estate, or pension trust.  Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

NOTE:  If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.  U.S. resident aliens who cannot obtain a Social Security number must apply for an ITIN (Individual Taxpayer Identification Number) on Form W-7.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•
An organization exempt from tax under Section 501(a) of the Code, or an individual retirement plan or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Other payees that MAY BE EXEMPT from backup withholding include the following:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a) of the Code.

•	A trust exempt from tax under Section 664 of the Code or a trust described in Section 4947 of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

Payments Exempt From Backup Withholding

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in Section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under Section 1451 of the Code.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above that are U.S. persons (including a U.S. resident alien individual) should file Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME, ADDRESS, STATUS AND TAXPAYER IDENTIFICATION NUMBER.  WRITE “EXEMPT” ON THE FACE OF PART II OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE FORM W-8BEN, W-8ECI, W-8IMY OR W-8EXP, AS APPLICABLE.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code and the regulations promulgated thereunder.

PRIVACY ACT NOTICE.  Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.  If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs.  If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER.

1.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES OR BOOK-ENTRY CONFIRMATIONS.  All physically delivered Original Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, or any confirmation of a book-entry transfer to the Exchange Agent’s account at DTC of Original Notes tendered by book-entry transfer (a “Book-Entry Confirmation”), including the delivery of an Agent’s message, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.  The method of delivery of the tendered Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent.  It is recommended that the Holder use an overnight or hand delivery service instead of regular mail.  In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date.  No Letter of Transmittal or Original Notes should be sent to the Company.

Holders of Original Notes who are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute their tender through ATOP.  DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC.  DTC will then send an Agent’s Message (as defined below) to the Exchange Agent for its acceptance.  Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent’s Message.  Accordingly, this Letter of Transmittal need not be completed by a Holder tendering through ATOP.  As used herein, the term “Agent’s Message” means, with respect to any tendered Original Notes, a message transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, stating that DTC has received an express acknowledgment from each tendering participant to the effect that, with respect to those Original Notes, the participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against the participant.

2.  GUARANTEED DELIVERY PROCEDURES.  Holders who wish to tender their Original Notes and (a) who do not have immediate access to their Original Notes, or (b) who cannot deliver their Original Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or (c) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus.  Pursuant to such procedures:  (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank or a trust company having an office or correspondent in the United States (an “Eligible Institution”); (ii) the Eligible Institution delivers a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) to the Exchange Agent, before the Expiration Date, setting forth the name and address of the Holder of the Original Notes, the registration number(s) of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, the Eligible Institution will deliver this Letter of Transmittal (or facsimile hereof) together with the Original Notes (or a Book-Entry Confirmation) in proper form for transfer, to the Exchange Agent within three (3) business days after the Expiration Date; and (iii) the Exchange Agent actually receives this Letter of Transmittal, the certificates for all physically tendered shares of Original Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal within three (3) business days after the Expiration Date.

Any Holder of Original Notes who wishes to tender Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City Time, on the Expiration Date.  Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Original Notes according to the guaranteed delivery procedures set forth above.  See “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus.

3.  TENDER BY HOLDER.  Only a Holder of Original Notes may tender such Original Notes in the Exchange Offer.  Any beneficial Holder of Original Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such Holder’s name or obtain a properly completed bond power from the registered Holder.

4.  PARTIAL TENDERS.  Tenders of Original Notes will be accepted only in integral multiples of $1,000, and the minimum amount that may be tendered is $2,000.  If less than the entire principal amount of any Original Notes is tendered, the tendering Holder should fill in the principal amount tendered in the second column of the box entitled “Description of Original Notes Tendered” above.  The entire principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.  If the entire principal amount of all Original Notes is not tendered, then Original Notes for the principal amount of Original Notes not tendered and Exchange Notes issued in exchange for any Original Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Original Notes are accepted for exchange.

5.  SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES.  If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.  If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the Holder of the Original Notes.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Original Notes listed and tendered hereby and the Exchange Note(s) issued in exchange therefor are to be issued (or any untendered principal amount of Original Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Original Notes, nor provide a separate bond power.  In any other case, such Holder must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Original Notes listed, such Original Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the Original Notes.

If this Letter of Transmittal (or facsimile hereof) or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

Endorsements on Original Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Original Notes) and the issuance of Exchange Notes (and any Original Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, any Exchange Notes or Original Notes not tendered or not accepted are to be deposited to such participant’s account at DTC) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Registration Instructions” has been completed, or (ii) such Original Notes are tendered for the account of an Eligible Institution.  In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

6.  SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.  Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at DTC) to which Exchange Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal.  In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

7.  TRANSFER TAXES.  The Company will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer.  If, however, Exchange Notes or Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder.  If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

8.  TAX IDENTIFICATION NUMBER.  Federal income tax law requires that a Holder of any Original Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number (“TIN”), which, in the case of a Holder who is an individual, is his or her social security number.  If the Company is not provided with the correct TIN, the Holder may be subject to a penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.  See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” above for additional instructions.

To prevent backup withholding, each tendering Holder must provide such Holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding.  If the Original Notes are registered in more than one name or are not in the name of the actual owner, see “Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9” above for information on which TIN to report.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company’s obligation regarding backup withholding.

9.  VALIDITY OF TENDERS.  All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Original Notes will be determined by the Company, in its sole discretion, which determination will be final and binding.  The Company reserves the right to reject any and all Original Notes not validly tendered or any Original Notes, the Company’s acceptance of which would, in the opinion of the Company or its counsel, be unlawful.  The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Original Notes as to any ineligibility of any holder who seeks to tender Original Notes in the Exchange Offer.  The interpretation of the terms and conditions of the Exchange Offer (which includes this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties.  Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine.  The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Original Notes, but shall not incur any liability for failure to give such notification.

10.  WAIVER OF CONDITIONS.  The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

11.  NO CONDITIONAL TENDER.  No alternative, conditional, irregular or contingent tender of Original Notes on transmittal of this Letter of Transmittal will be accepted.

12.  MUTILATED, LOST, STOLEN, OR DESTROYED ORIGINAL NOTES.  Any Holder whose Original Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

13.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.  Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal.  Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

14.  ACCEPTANCE OF TENDERED ORIGINAL NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF ORIGINAL NOTES.  Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Original Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter.  For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Original Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent.  If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Original Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned’s account at DTC designated above) or at a different address as may be indicated under the box entitled “Special Delivery Instructions”.

15.  WITHDRAWAL.  Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer —Withdrawal of Tenders”.

IMPORTANT:  THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE ORIGINAL NOTES WHICH MUST BE DELIVERED BY ORIGINAL HARD COPY FORM), CONFIRMATION OF A BOOK-ENTRY TRANSFER (TOGETHER WITH AN AGENT’S MESSAGE), OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.